    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 1996

                                                SECURITIES ACT FILE NO. 33-60306
                                        INVESTMENT COMPANY ACT FILE NO. 811-6475

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-2

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [x]
                         PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                       POST-EFFECTIVE AMENDMENT NO. 3                       [x]
                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [x]
                               AMENDMENT NO. 7                              [x]
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ---------------------

                             STRATEGIC GLOBAL INCOME
                                   FUND, INC.
               (Exact name of Registrant as specified in charter)
                           1285 Avenue of the Americas
                            New York, New York 10019
                    (Address of principal executive offices)
       Registrant's Telephone Number, including Area Code: (212) 713-2000

                              ---------------------

                            DIANNE E. O'DONNELL, ESQ.
                          Vice President and Secretary
                       STRATEGIC GLOBAL INCOME FUND, INC.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                              ---------------------

                                   COPIES TO:

     ROBERT A. WITTIE, ESQ.                    KEITH A. WELLER, ESQ.
     MARK T. UYEDA, ESQ.                       MITCHELL HUTCHINS ASSET
     KIRKPATRICK & LOCKHART LLP                  MANAGEMENT INC.
     1800 Massachusetts Avenue, N.W.           1285 Avenue of the Americas
     Washington, D.C.  20036                   New York, New York 10019

                              ---------------------

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ X ]

         It is proposed that this filing will become effective (check appropriate box) [ x ] when declared effective pursuant to
            Section 8(c).

         This Registration Statement relates to the registration of an indeterminate number of shares solely for market-making transactions. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-2 (File No. 33-44152).

================================================================================

                       STRATEGIC GLOBAL INCOME FUND, INC.
                         FORM N-2 CROSS REFERENCE SHEET

  PART A
ITEM NUMBER                       CAPTION                                   PROSPECTUS CAPTION
-----------                       -------                                   ------------------
     1         Outside Front Cover . . . . . . . . . . . . .   Outside Front Cover of Prospectus
     2         Inside Front and Outside Back Cover Page  . .   Inside Front and Outside Back Cover Page of
                                                               Prospectus
     3         Fee Table and Synopsis  . . . . . . . . . . .   Prospectus Summary; Fund Expenses
     4         Financial Highlights  . . . . . . . . . . . .   Financial Highlights
     5         Plan of Distribution  . . . . . . . . . . . .   The Offering
     6         Selling Shareholders  . . . . . . . . . . . .   Inapplicable
     7         Use of Proceeds . . . . . . . . . . . . . . .   Use of Proceeds
     8         General Description of Registrant . . . . . .   The Fund; Trading History; Investment
                                                               Objectives and Policies; Other Investment
                                                               Practices; Special Considerations and Risk
                                                               Factors; Description of Capital Stock
     9         Management  . . . . . . . . . . . . . . . . .   Management; Description of Capital Stock
    10         Capital Stock, Long-Term Debt and Other
               Securities  . . . . . . . . . . . . . . . . .   Other Investment Practices; Special
                                                               Considerations and Risk Factors, Dividends
                                                               and Other Distributions; Dividend
                                                               Reinvestment Plan; Description of Capital
                                                               Stock; Taxation
    11         Defaults and Arrears on Senior Securities . .   Inapplicable
    12         Pending Legal Proceedings . . . . . . . . . .   Inapplicable
    13         Table of Contents of the Statement of
               Additional Information  . . . . . . . . . . .   Table of Contents of the Statement of
                                                               Additional Information

  PART B                                                                       STATEMENT OF
ITEM NUMBER                       CAPTION                                 ADDITIONAL INFORMATION
-----------                       -------                                 ----------------------
    14         Cover Page  . . . . . . . . . . . . . . . . .   Cover Page of Statement of Additional
                                                               Information
    15         Table of Contents . . . . . . . . . . . . . .   Back Cover Page of Statement of Additional
                                                               Information
    16         General Information and History . . . . . . .   Inapplicable
    17         Investment Objectives and Policies  . . . . .   Investment Policies and Restrictions;
                                                               Hedging and Related Income Strategies; Other
                                                               Investment Practices (in the Prospectus)
    18         Management  . . . . . . . . . . . . . . . . .   Directors and Officers
    19         Control Persons and Principal Holders of
               Securities  . . . . . . . . . . . . . . . . .   Control Persons and Principal Holders of
                                                               Securities
    20         Investment Advisory and Other Services  . . .   Investment Advisory Arrangements; Additional
                                                               Information; Custodian, Transfer and
                                                               Dividend Disbursing Agent and Registrar (in
                                                               the Prospectus)
    21         Practices . . . . . . . . . . . . . . . . . .   Portfolio Transactions
    22         Tax Status  . . . . . . . . . . . . . . . . .   Taxes
    23         Financial Statements  . . . . . . . . . . . .   Financial Statements

                       STRATEGIC GLOBAL INCOME FUND, INC.

                                  COMMON STOCK
                            ------------------------


     Strategic Global Income Fund, Inc. ("Fund") is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. In seeking to achieve these objectives, the Fund invests in a combination of fixed income securities of the U.S. government, foreign governments, and their respective agencies, instrumentalities and political subdivisions, and fixed income securities of other U.S. and foreign issuers. The Fund invests in foreign fixed income securities and may invest up to 35% of its total assets in fixed income securities of issuers in Latin America. The Fund may invest up to 35% of its total assets in lower grade U.S. and foreign fixed income securities, commonly referred to as "junk bonds," which involve a high degree of risk and are predominantly speculative. The Fund also may utilize leverage. SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" AND "OTHER INVESTMENT PRACTICES -- LEVERAGE AND BORROWING." There is no assurance that the Fund will achieve its investment objectives.



     The Fund's Shares are listed and traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "SGL." Shares may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ("OTC") secondary market sales by PaineWebber Incorporated ("PaineWebber") in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. The closing price of the Shares on the NYSE on January 17, 1996 was $11.88. See "Trading History." The Fund will not receive any proceeds from the sale of any Shares offered pursuant to this Prospectus.



     Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") serves as investment adviser and administrator of the Fund. This Prospectus concisely sets forth certain information an investor should know before investing and should be retained for future reference. A Statement of Additional Information ("SAI") dated April 1, 1996 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. A table of contents for the SAI is set forth as the last section of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund, by contacting your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-852-4750.

                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
                            PAINEWEBBER INCORPORATED
                            ------------------------

                 The date of this Prospectus is April 1, 1996.

                                 FUND EXPENSES


     The following tables are intended to assist Fund investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.



        SHAREHOLDER TRANSACTION EXPENSES
          Sales Load (as a percentage of offering price)....................   None(1)
          Dividend Reinvestment Plan Fees...................................   None
        ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
          COMMON SHARES)(2)
          Investment Advisory and Administration Fees.......................   1.00%
          Interest Payments on Borrowed Funds(3)............................   0.00%
          Other Expenses....................................................   0.24%
                                                                               -----
               Total Annual Expenses........................................   1.24%


------------

(1) Prices for Shares traded in the OTC secondary market will reflect ordinary dealer mark-ups.


(2) See "Management" for additional information. "Other Expenses" have been estimated based on expenses actually incurred during the Fund's last fiscal year. The investment advisory and administration fees payable to Mitchell Hutchins are higher than those paid by most funds.


(3) The Fund may borrow money. See "Other Investment Practices -- Leverage and Borrowing."


EXAMPLE

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:


 ONE YEAR      THREE YEARS    FIVE YEARS      TEN YEARS
-----------    -----------    -----------    -----------
    $13            $39            $68           $150



     This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown (except that Annual Expenses have been reduced to reflect the completion of organization expense amortization after five years from the commencement of investment operations). The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. In addition, while the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan will receive Shares purchased by the Plan agent at the market price in effect at that time, which may be at, above or below net asset value.



     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

The Fund...................  Strategic Global Income Fund, Inc. ("Fund") is a
                             non-diversified, closed-end management investment company. See "The Fund."


The Offering...............  Shares of the Fund's common stock ("Shares") may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ("OTC") secondary market sales by PaineWebber Incorporated ("PaineWebber") in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the New York Stock Exchange, Inc. ("NYSE") at the time of sale. The Shares are listed and traded on the NYSE under the symbol "SGL." See "The Offering" and "Trading History."


Investment Objectives......  The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. No assurance can be given that the Fund's investment objectives will be achieved.


                             The Fund normally invests at least 65% of its total assets in a combination of the following types of securities, all of which at the time of purchase will be rated at least BBB by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), or Baa/baa by Moody's Investors Service, Inc. ("Moody's") or, if not rated by S&P or Moody's, determined by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") to be of comparable quality: (1) debt securities issued or guaranteed by the U.S. government or foreign governments or their agencies, instrumentalities or political subdivisions, or by central banks or supranational organizations; (2) debt securities issued or guaranteed by U.S. or foreign business entities; (3) repurchase agreements involving any of the foregoing securities; and (4) other fixed income securities, including preferred stock and mortgage- and other asset-backed securities of U.S. or foreign business entities. Less than 50% of the Fund's total assets will be invested in securities that are rated BBB or Baa/baa or lower by S&P or Moody's or that, if not rated by S&P or Moody's, are determined by Mitchell Hutchins to be of comparable quality.



                             Under normal circumstances the Fund invests in securities, denominated in foreign currencies or U.S. dollars, of issuers in at least three countries. Up to 35% of the Fund's total assets may be invested in securities of Latin American issuers. No more than 40% of the Fund's total assets normally will be invested in securities of issuers in any one country (other than the United States). The Fund is not limited to investments in the securities of any countries or regions. No more than 25% of the Fund's total assets may be invested in securities issued by any government (other than the United States government) or by any other single issuer. At least 65% of the Fund's total assets will be invested in income producing securities.


                             The Fund may invest up to 35% of its total assets in fixed income securities of U.S. and foreign issuers rated below BBB by S&P or Baa/baa by Moody's or, if not rated by S&P or Moody's, determined by Mitchell Hutchins to be of comparable quality. Lower grade securities, commonly referred to as "junk bonds," involve a high degree of risk and are predominantly speculative.



                             The Fund's investments in securities of foreign issuers include debt securities issued by foreign governments or their agencies or instrumentalities or by central banks ("Sovereign Debt"), "Brady Bonds" and loan participations and assignments. The Fund may invest without limitation in illiquid securities.



                             The Fund may invest in "zero coupon" and other deep discount securities of governmental or private issuers. The Fund currently anticipates that zero coupon securities will not exceed 20% of its total assets. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities, and it will be required, in order to maintain its desired tax treatment as a "regulated investment company," to include in its dividends all or a substantial portion of the income attributable to its zero coupon securities. The Fund might be required to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such dividends.


                             The Fund is authorized to borrow money (including borrowings from banks and other entities, reverse repurchase agreements and dollar rolls) for investment purposes in an amount up to 33 1/3% of its total assets (including the amount of the borrowing and any other indebtedness representing "senior securities" under the Investment Company Act of 1940 ("1940 Act") but reduced by any liabilities and indebtedness not constituting senior securities). The Fund is also authorized to borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes, such as clearance of portfolio transactions, the payment of dividends and Share repurchases. Borrowing constitutes leverage, a speculative technique. The use of leverage will provide the opportunity for increased net income but, at the same time, will involve special risks. The Fund will only use leverage when Mitchell Hutchins believes that such leverage will benefit the Fund after taking such risks into consideration.

                             The Fund may engage in securities lending and may engage in certain hedging and related income strategies. During unusual market conditions, the Fund temporarily may hold up to all of its assets in cash and high-grade money market instruments that are denominated in U.S. dollars.


                             See "Investment Objectives and Policies," "Other Investment Practices" and "Special Considerations and Risk Factors."


Investment Adviser and
  Administrator............  Mitchell Hutchins, a wholly owned subsidiary of
                             PaineWebber, serves as the Fund's investment adviser and administrator. Mitchell Hutchins makes investment decisions and places orders to buy, sell or hold particular securities and supervises all matters relating to the operation of the Fund. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. The Fund pays Mitchell Hutchins advisory and administration fees, computed weekly and paid monthly, in an amount equal to the annual rate of 1.00% of the Fund's average weekly net assets. These fees are greater than those paid by most funds. See "Management."



Dividends and Other
  Distributions............  The Fund declares and pays monthly dividends from its interest and dividend income. In addition, the Fund may (but is not required to) distribute with its monthly dividends all or a portion of any realized net gains from foreign currency transactions and net short-term capital gain, if any. The Fund distributes annually to its shareholders substantially all of its realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any undistributed realized net gains from foreign currency transactions and net short-term capital gain. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. If the Fund's dividends exceed its taxable income in any year, all or a portion of its dividends may be treated as a return of capital to shareholders for tax purposes. See "Dividends and Other Distributions; Dividend Reinvestment Plan" and "Taxation."



Dividend Reinvestment
Plan.......................  The Fund has established a Dividend Reinvestment
                             Plan ("Plan"), under which all dividends and other distributions payable to shareholders whose Shares are registered in their own names or in the name of PaineWebber (or its nominee) are automatically reinvested in additional Shares, unless such shareholders elect to receive cash. Shares acquired under the Plan are purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower at the time of purchase than the net asset value of the Shares. Shareholders whose shares are held in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such broker or other nominee to determine whether, or how, they may participate in the Plan. The Fund will not issue any new shares in connection with the Plan. See "Dividends and Other Distributions; Dividend Reinvestment Plan."


Share Repurchases;
Conversion to Open-End
  Fund.....................  In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the best interest of shareholders, the Fund's board of directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the board may, in consultation with Mitchell Hutchins, from time to time take action either to repurchase Shares in the open market or to make a tender offer for Shares at their net asset value. There can be no assurance that the board of directors will, in fact, decide to undertake either of these actions or, if undertaken, that such repurchases or tender offers will result in the Shares trading at a price that is equal to or close to net asset value per Share. The board of directors also will consider from time to time whether it would be in the best interests of the Fund and its shareholders to convert the Fund to an open-end investment company. See "Description of Capital Stock."

Special Considerations and
  Risk Factors.............  Risks of Foreign Securities.  Investments in
                             foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. These risks are heightened for investments in smaller capital markets, including Latin America.

                             Additionally, because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

                             Only a limited market, if any, currently exists for hedging instruments relating to securities or currencies in most Latin American and other small capitalization markets. Accordingly, under present circumstances, the Fund does not anticipate that it normally will be able to effectively hedge its currency exposure or investment in such small capitalization markets.

                             Latin American Securities and Economies. Latin American economies have experienced considerable economic and political turmoil. Although there have been significant improvements in recent years, most Latin American economies continue to experience significant problems, including high inflation rates and high interest rates. There is no assurance that efforts to control inflation and interest rates will be successful.


                             Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in Latin American countries. Some of the currencies of Latin American countries have experienced significant devaluations relative to the U.S. dollar, and major adjustments have been made in certain of such currencies periodically or on a continuous basis. Recently, Mexico experienced a severe currency devaluation that led to increases in interest rates and decreases in the value of bonds of Mexican issuers, bonds including those held by the Fund. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.


                             Sovereign Debt. Investments in Sovereign Debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

                             Lower Grade Debt Securities. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade. These securities, commonly known as junk bonds, are deemed by those agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and to involve major risk exposure to adverse conditions. Lower grade securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.


                             Market Price of Shares. Shares of closed-end investment companies frequently trade at a discount to their net asset values, and the Fund's Shares have historically traded at a discount to their net asset value. See "Trading History." Accordingly, there is a risk that, for example, a Fund shareholder who sells his Shares at a time when the Shares are trading at a discount to net asset value could incur a loss of capital even if the Fund's net asset value has not declined since the shareholder purchased his shares. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. Accordingly, the Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes.


                             Non-Diversification. The Fund is "non-diversified" as that term is defined in the 1940 Act. This means that the Fund is not subject to the limitations relating to holdings in the securities of a single issuer to which "diversified" investment companies are subject under the 1940 Act. As a result, the Fund may be subject to greater risk with respect to its portfolio securities than an investment company that is "diversified" because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the price of the Shares.

                             Other Factors. The value of the debt securities held by the Fund, and thus the net asset value of the Shares, generally will fluctuate inversely with movements in interest rates. The Fund's participation in the options and futures markets and in forward currency contracts involves certain investment risks and transaction costs.

                             Certain of the investment techniques that the Fund may employ might expose the Fund to certain risks. These techniques include purchasing restricted and illiquid securities, zero coupon securities, mortgage-backed securities and when-issued and delayed delivery securities, entering into repurchase agreements and lending portfolio securities. Investors should consider the effects of these techniques in evaluating an investment in the Fund.

                             The Fund's Articles of Incorporation contain provisions that could have the effect of limiting
                             (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions or (3) the ability of the Fund's directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a shareholder who owns beneficially more than 5% of the Shares. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies.

                             See "Other Investment Practices," "Special
                             Considerations and Risk Factors" and "Description of Capital Stock -- Certain Anti-Takeover Provisions of the Articles of Incorporation."


Custodian, Transfer and
  Dividend Disbursing Agent
  and Registrar............  Brown Brothers Harriman & Co. serves as custodian of the Fund's assets and employs subcustodians outside the United States approved by the directors of the Fund to provide custody of the Fund's foreign assets. PNC Bank, National Association, serves as transfer and dividend disbursing agent and registrar. See "Custodian, Transfer and Dividend Disbursing Agent and Registrar."

                              FINANCIAL HIGHLIGHTS


     The table below provides selected per share data and ratios for Shares of the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995, which are incorporated by reference into the Fund's SAI, which can be obtained by shareholders upon request. The financial statements and notes and the financial information in the table below have been audited by Ernst & Young LLP, independent auditors, whose report thereon also is included in the Annual Report to Shareholders.



                                                                                     FOR THE
                                                                                      PERIOD
                                                                                     FEBRUARY
                                                                                     3, 1992+
                                                                                        TO
                                             FOR THE YEARS ENDED NOVEMBER 30,        NOVEMBER
                                            ----------------------------------         30,
                                            1995***        1994         1993           1992
                                            --------     --------     --------       --------
Net asset value, beginning of period....    $  13.07     $  14.92     $  13.47       $  14.03
                                            --------     --------     --------       --------
Net investment income...................        1.19         1.08         1.12           1.02
Net realized and unrealized gains
  (losses) from investments and foreign
  currency transactions.................        0.27        (1.80)        1.51          (0.82)
                                            --------     --------     --------       --------
  Total increase (decrease) from
     investment operations..............        1.46        (0.72)        2.63           0.20
                                            --------     --------     --------       --------
Less dividends and distributions:
  From net investment income............       (1.12)       (0.82)       (1.12)         (0.70)
  From net realized gains from
     investment and foreign currency
     transactions.......................       --           (0.15)       (0.06)         (0.03)
  Return of capital.....................       --           (0.16)       --             --
                                            --------     --------     --------       --------
  Total dividends and distributions.....       (1.12)       (1.13)       (1.18)         (0.73)
                                            --------     --------     --------       --------
Offering costs charged to capital.......       --           --           --             (0.03)
                                            --------     --------     --------       --------
Net asset value, end of period..........    $  13.41     $  13.07     $  14.92       $  13.47
                                            ========     ========     ========       ========
Market value, end of period.............    $  11.25     $  11.13     $  14.25       $  12.88
                                            ========     ========     ========       ========
Total investment return (1).............       11.81%      (14.53)%      19.92%         (9.67)%
                                            ========     ========     ========       ========
Ratios/Supplemental Data:
Net assets, end of period(000's)........    $287,159     $279,773     $319,496       $288,251
Ratio of expenses to average net
  assets................................        1.24%        1.27%        1.58%**        1.34%*
Ratio of net investment income to
  average net assets....................        9.20%        8.01%        7.81%**        8.79%*
Portfolio turnover rate.................         121%          82%         111%            94%


------------

 +  Commencement of operations.


(1) Total investment return is calculated assuming a purchase of one share of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Returns do not reflect brokerage commissions and have not been annualized for periods less than one year.


  * Annualized.

 ** Includes 0.31% of interest expense relating to reverse repurchase agreement transactions entered into during the fiscal year.

*** Effective August 15, 1995, the Fund terminated the sub-advisory contract with BEA Associates and Mitchell Hutchins assumed responsibility for management of the Fund's Latin American debt investments.

     The following information relates to each class of the Fund's "senior securities," as defined under the 1940 Act, outstanding as of the end of its last four fiscal years.



                                                                   ASSET
                                                                  COVERAGE
                                                                    PER
                                                                  $1,000         AVERAGE
                                                  TOTAL             OF           MARKET
                                                 AMOUNT           INDEBTEDNESS    VALUE
                                               OUTSTANDING         AS OF           PER
                                                  AS OF           END OF         $1,000
                                                 END OF           FISCAL           OF
        SENIOR SECURITIES            YEAR      FISCAL YEAR         YEAR          INDEBTEDNESS*
---------------------------------    ----      -----------        -------        -------
Reverse Repurchase Agreements        1992+     $11,521,546        $26,018        $23,922
                                     1993                0              0        $38,322
                                     1994                0              0              0
                                     1995                0              0              0


------------
+ Data reflects period from February 3, 1992 (commencement of operations) through November 30, 1992.

* Calculated by multiplying $1,000 by the result obtained by dividing: (a) the average market value of the Shares for each month during the fiscal year in which the Fund had outstanding indebtedness; by (b) the average amount of indebtedness outstanding in each such month.

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company and has registered as such under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on November 15, 1991 and commenced operations on February 3, 1992. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000.

                                  THE OFFERING

     The Shares may be offered pursuant to this prospectus from time to time in order to effect OTC secondary market sales by PaineWebber in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. Costs incurred in connection with this offering will be paid by PaineWebber. PaineWebber's principal offices are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber.

                                USE OF PROCEEDS

     The Fund will not receive any proceeds from the sale of any Shares offered pursuant to this Prospectus. Proceeds received by PaineWebber as a result of its OTC secondary market sales of the Shares will be utilized by PaineWebber in connection with its secondary market operations and for general corporate purposes.

                                TRADING HISTORY


     The Shares are listed and traded on the NYSE under the symbol "SGL." The following table sets forth for the Shares for each fiscal quarter within the two most recent fiscal years and each fiscal quarter since the beginning of the current fiscal year: (a) the per Share high and low sales prices as reported by the NYSE; (b) the per Share net asset values, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low sales prices were recorded; and (c) the discount or premium to net asset value represented by the high and low sales prices shown. The range of net asset values and of premiums and discounts for the Shares during the periods shown may be broader than is shown in this table. On January 17, 1996, the closing price per Share was $11.88, the Fund's net asset value per Share was $13.83 and the discount to net asset value was -14.10%.



                                                                                   (DISCOUNT) OR
                                                                                     PREMIUM TO
                                          SALES PRICES       NET ASSET VALUES     NET ASSET VALUE
                                       ------------------    ----------------    ------------------
             QUARTER ENDED              HIGH        LOW       HIGH      LOW       HIGH        LOW
    --------------------------------   -------    -------    ------    ------    -------    -------
    02/28/94........................   $14.50     $13.875    $15.19    $15.13     (4.54)%    (8.29)%
    05/31/94........................    13.875     11.625     14.55     13.33     (4.64)    (12.79)
    08/31/94........................    12.375     11.50      13.60     13.03     (9.01)    (11.74)
    11/30/94........................    11.375     11.00      13.31     12.97    (14.54)    (15.19)
    02/28/95........................    11.375      9.75      13.15     12.27    (13.50)    (20.54)
    5/31/95.........................    11.125      9.875     13.19     12.07    (15.66)    (18.19)
    8/31/95.........................    11.625     10.875     13.48     12.95    (13.76)    (16.02)
    11/30/95........................    11.625     11.125     13.39     13.20    (13.18)    (15.72)
    2/28/96.........................

     The Shares have historically traded in the market at prices below net asset value. See "Description of Capital Stock -- Share Repurchases and Tender Offers" and "-- Conversion to Open-End Investment Company" as to methods that may be undertaken by the Fund to reduce any discount.


                       INVESTMENT OBJECTIVES AND POLICIES

     Investment Objectives and Primary Investments. The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve these objectives.


     Mitchell Hutchins selectively invests the Fund's assets in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements presents opportunities for high current income and, secondarily, capital appreciation. Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Fund's portfolio. Securities ordinarily will be considered to be securities of an issuer in a given country if the securities are: (1) securities that are issued or guaranteed by the government of that country or of any political subdivision thereof, by an agency or instrumentality of any such government or by that country's central bank; (2) securities of issuers that are organized in that country; or (3) securities for which the principal trading market is in that country.



     The Fund normally invests at least 65% of its total assets in a combination of the following types of securities, all of which at the time of purchase will be rated at least BBB by S&P or Baa/baa by Moody's or, if not rated by S&P or Moody's, determined by Mitchell Hutchins to be of comparable quality: (1) debt securities issued or guaranteed by the U.S. government or foreign governments or their agencies, instrumentalities or political subdivisions, or by central banks or supranational organizations; (2) debt securities issued or guaranteed by U.S. or foreign business entities; (3) repurchase agreements involving any of the foregoing securities; and (4) other fixed income securities, including preferred stock and mortgage- and other asset-backed securities of U.S. or foreign business entities. Less than 50% of the Fund's total assets will be invested in securities that are rated BBB or Baa/baa or lower by S&P or Moody's or that, if not rated by S&P or Moody's, are determined by Mitchell Hutchins to be of comparable quality. Fixed income securities rated BBB by S&P or Baa/baa by Moody's and comparable unrated securities are deemed medium grade, but Moody's considers securities rated Baa/baa to have speculative qualities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade securities.


     Under normal circumstances the Fund invests in securities, denominated in foreign currencies or U.S. dollars, of issuers in at least three countries. No more than 40% of the Fund's total assets normally will be invested in securities of issuers in any one country (other than the United States). The Fund is not limited to investments in the securities of any countries or regions. No more than 25% of the Fund's total assets may be invested in securities issued by any government (other than the United States government) or by any other single issuer. At least 65% of the Fund's total assets will be invested in income producing securities.

     The Fund may invest up to 35% of its total assets in fixed income securities of U.S. and foreign issuers rated below BBB by S&P or Baa/baa by Moody's or, if not rated by S&P or Moody's, determined by Mitchell Hutchins to be of comparable quality. Lower grade securities, commonly referred to as "junk bonds," involve a high degree of risk and are predominantly speculative.


     S&P and Moody's are private services that provide ratings of fixed income securities. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risk of fluctuations in market value. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, fixed income securities with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than is indicated by its rating.

     Subsequent to purchase by the Fund, a security may cease to be rated or its rating may be reduced below its rating at the time it was purchased by the Fund. Mitchell Hutchins would consider such an event in determining whether the Fund should continue to hold the security. In making such determination, Mitchell Hutchins will consider such factors as its assessment of the credit quality of the issuer of the security and the price at which the security could be sold. Mitchell Hutchins will engage in an orderly disposition of downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below BBB by S&P and Baa/baa by Moody's (or deemed to be of comparable quality) do not exceed 35% of the Fund's total assets. See Appendix A for more information about S&P and Moody's ratings.


     Up to 35% of the Fund's total assets from time to time may be invested in securities of Latin American issuers. The Fund defines Latin America to consist of the following countries: Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. The Fund's holdings of Latin American fixed income securities may trade at substantial discounts from face value. Some of these securities may be comparable to securities rated as low as D by S&P or C by Moody's and may be non-performing when purchased.



     The value of the securities held by the Fund, and thus the net asset value of the Shares of the Fund, generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.



     As of the end of the 1995 fiscal year, the Fund had 98.3% of its net assets in securities that received a rating from a nationally recognized statistical rating organization ("NRSRO") and 1.7% of its net assets in securities that were not so rated. The Fund had the following percentages of its net assets invested in rated securities: AAA/Aaa (including cash and cash equivalents) -- 65.3%, AA/Aa -- 2.6%, A/A -- 0%, BBB/Baa -- 0%, BB/Ba -- 16.6% and B/B -- 13.8%. It
should be noted that this information reflects the composition of the Fund's assets as of the end of the 1995 fiscal year and is not necessarily representative of the Fund's assets as of any other time in the 1995 fiscal year, the current fiscal year or any other time in the future.


     U.S. Government Securities. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates), securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities issued by the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation).

     Foreign Securities. The Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. The relative performance of various countries' debt securities markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Mitchell Hutchins believes that over time investment in a portfolio comprised of a combination of U.S. and foreign government and corporate fixed income securities is less risky than a portfolio comprised exclusively of foreign fixed income securities, and provides investors with the potential to earn a higher return than a portfolio invested exclusively in U.S. fixed income securities.

     Foreign Government Securities. The foreign government securities in which the Fund may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include fixed income obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Foreign government securities also include fixed income securities of "quasi-governmental agencies" and fixed income securities denominated in multinational currency units of an issuer in any one of the foregoing countries (including supranational issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Community. Fixed income securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities including quasi-governmental agencies.


     Brady Bonds. The Fund may invest in so-called "Brady Bonds," which are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds have been issued only relatively recently, and do not have a long payment history. Brady Bonds are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on collateralized Brady Bonds generally are collateralized by cash or securities in an amount that is equal to 12 to 18 months of interest accruals.

     Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal, if any, at final maturity, (ii) the collateralized interest payments, if any, (iii) the uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. Many of the Brady Bonds and other Sovereign Debt in which the Fund invests are likely to be acquired at a discount.


     The Fund may invest up to 35% of its total assets in either collateralized or uncollateralized Brady Bonds and is not limited with respect to the percentage of its Brady Bond investments that must be issued by any specific country.


     Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and, generally, only upon receipt by the Lender of the payments from the borrower. In connection with purchasing participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the participation. In the event of the insolvency of the Lender selling a participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire participations only if the Lender interpositioned between the Fund and the borrower is determined by Mitchell Hutchins to be creditworthy. When the Fund purchases assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.


     The Fund may have difficulty disposing of assignments and participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

     Indexed Commercial Paper. The Fund may invest in commercial paper which typically is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. New forms of commercial paper continue to be developed. The Fund may invest in such commercial paper to the extent consistent with its investment objectives.

     Convertible Securities. The Fund may invest up to 20% of its total assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     Mortgage-Backed Securities. The Fund may invest up to 20% of its total assets in mortgage-backed securities, such as those issued by the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass through securities and collateralized mortgage obligations.


     Asset-Backed Securities. The Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.


     Zero Coupon Securities. The Fund may invest in "zero coupon" and other deep discount securities of governmental or private issuers. The Fund currently anticipates that zero coupon securities will not exceed 20% of its total assets. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.


     Zero coupon securities having remaining terms to maturity of more than one year will not be used for purposes of satisfying the Fund's policy of investing at least 65% of its total assets in income producing securities. Federal tax law requires that a holder of a zero coupon security accrue as income each year a portion of the original issue discount at which the security was purchased, even though the holder receives no interest payment on the security during the year. Federal tax law also requires that a company such as the Fund that seeks to qualify for pass- through federal income tax treatment as a regulated investment company distribute substantially all of its net investment income each year, including non-cash income. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities and it will be required, in order to maintain its desired tax treatment, to include in its dividends all or a substantial portion of the income attributable to its zero coupon securities. The Fund might be required to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and as a result, its current income ultimately may be reduced. See "Taxes" in the SAI.


                           OTHER INVESTMENT PRACTICES

     Hedging and Related Income Strategies. The Fund may use options (both exchange traded and OTC) and forward currency contracts to attempt to enhance income and also may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts and forward currency contracts. Hedging strategies may also be used in an attempt to manage the Fund's average duration, foreign currency exposure and other risks of the Fund's investments, which can affect fluctuations in the Fund's net asset value. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. There can be no assurance that the use of these strategies will succeed. The SAI contains further information on these strategies.

     The Fund may purchase and sell call and put options on bond indices and securities in which the Fund is authorized to invest for hedging purposes or to enhance income. The Fund also may purchase and sell interest rate futures contracts and options thereon for hedging purposes. In addition, the Fund may purchase and sell covered straddles on securities, bond indices or currencies or options on futures contracts on securities or currencies. The Fund may enter into options, futures contracts and forward currency contracts under which up to 100% of the Fund's portfolio is at risk.

     The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date, either with respect to specific transactions or with respect to its portfolio positions. For example, when Mitchell Hutchins anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Mitchell Hutchins anticipates there will be a correlation between the two and may use forward currency contracts to shift a Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. and foreign currencies. The Fund may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in market value of foreign securities the Fund holds in its portfolio, or that it intends to purchase, resulting from changes in foreign exchange rates. In addition, the Fund may purchase and sell options on foreign currencies and use forward currency contracts to enhance income.

     The Fund may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund enters into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of directors.

     The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Fund, then the Fund would have been in a better position if it had not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable priced movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

     Only a limited market, if any, currently exists for hedging instruments relating to securities or currencies in most Latin American and other small capitalization markets. Accordingly, under present circumstances, the Fund does not anticipate that it normally will be able to effectively hedge its currency exposure or investment in such small capitalization markets.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.


     Illiquid Securities. The Fund may invest without limitation in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased OTC options, repurchase agreements maturing in more than seven days, certain IOs and POs and restricted securities other than Rule 144A securities and commercial paper that Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's board of directors. To the extent the Fund invests in illiquid securities, the Fund may not be able to readily liquidate such investments, and would have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund may invest without limitation in purchased OTC options and cover for OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.

     When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a "when-issued" basis or may purchase or sell securities on a "delayed delivery" basis, i.e., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per Share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of directors.

     Leverage and Borrowing. The Fund is authorized to borrow money (including borrowings from banks and other entities, reverse repurchase agreements and dollar rolls) for investment purposes in an amount up to 33 1/3% of its total assets (including the amount of the borrowing and any other indebtedness representing "senior securities" under the 1940 Act but reduced by any liabilities and indebtedness not constituting senior securities). The Fund is also authorized to borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes, such as clearance of portfolio transactions. Borrowing constitutes leverage, a speculative technique. The use of leverage will provide the opportunity for increased net income but, at the same time, will involve special risks. The Fund will only use leverage when Mitchell Hutchins believes that such leverage will benefit the Fund after taking such risks into consideration.

     Leveraging exaggerates changes in the net asset value of the Shares and in the yield on the Fund's portfolio, which may, in turn, result in increased volatility of the market price of the Shares. Leverage also creates interest expenses for the Fund, which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through leverage exceeds the interest and other expenses that the Fund will have to pay in connection with such leverage, the Fund's net income will be greater than if leverage were not used. Conversely, if the income from the assets obtained through leverage is not sufficient to cover the cost of leverage, the net income of the Fund will be less than if leverage were not used, and therefore the amount available for distribution to shareholders will be reduced. The requirement that the Fund segregate a specified amount of cash or liquid, high grade debt securities with its custodian in connection with the use of certain types of leverage could have an adverse effect on the income earned and dividends paid by the Fund.

     Reverse Repurchase Agreements. The Fund may leverage by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, an approved custodian segregates cash or liquid, high grade debt securities having a value not less than the repurchase price (including accrued interest). The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered borrowings and, accordingly, are subject to the Fund's 33 1/3% limitation on borrowings.

     Dollar Rolls. Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also may be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a dollar roll, if required under policies of the SEC, the Fund's custodian segregates cash or liquid, high-grade debt securities having a value not less than the forward purchase price. Dollar rolls are considered borrowings and, accordingly, are subject to the Fund's 33 1/3% limitation on borrowings.


     Lending of Portfolio Securities. The Fund may lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian collateral, either in cash or money market instruments, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered by Mitchell Hutchins to be in the Fund's interest.

     Portfolio Turnover. The Fund's portfolio turnover rate may vary greatly from year to year, and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high turnover rate involves correspondingly greater transaction costs, which will be borne directly by the Fund, and increases the potential for short-term capital gains and taxes. For the fiscal years ended November 30, 1995 and November 30, 1994, the Fund's portfolio turnover rate was 121% and 82%, respectively.


     Temporary and Defensive Investments. When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash or high-grade U.S. dollar-denominated money market instruments, including repurchase agreements. In addition, the Fund temporarily may commit up to 35% of its assets to cash (U.S. dollars) or U.S. dollar-denominated money market instruments of U.S. issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or pending investment. The Fund also may borrow money for temporary or emergency purposes (e.g., clearance of transactions) in an amount not exceeding 5% of the value of the Fund's total assets (not including the amount borrowed).

     Other Information. The Fund's investment objectives and certain investment limitations as described in the SAI are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Fund's board of directors without shareholder approval.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

     Risks of Foreign Securities. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. These risks are often heightened for investments in smaller capital markets, including Latin America.

     In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies, and in particular, companies in smaller and emerging capital markets, including Latin America, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures may differ substantially from those of U.S. courts.

     Additionally, because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental intervention in the currency markets. Any of these factors could adversely affect the Fund.

     The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     Latin American Securities and Economies. Latin American economies have experienced considerable economic and political turmoil. Although there have been significant improvements in recent years, most Latin American economies continue to experience significant problems, including high inflation rates and high interest rates. There is no assurance that efforts to control inflation and interest rates will be successful. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil, copper, wheat and other commodities.


     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in Latin American countries. Some of the currencies of Latin American countries have experienced significant devaluations relative to the U.S. dollar, and major adjustments have been made in certain of such currencies periodically or on a continuous basis. Recently, Mexico experienced a severe currency devaluation which led to increases in interest rates and decreases in the value of bonds of Mexican issuers, including those held by the Fund. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

     Securities issuers in Latin America are not subject to the same accounting, auditing and financial reporting standards as U.S. companies. In addition, most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In some Latin American countries inflation accounting rules require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies.

     Some Latin American countries prohibit or impose, or until recently have imposed, substantial restrictions on investments in their capital markets by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of a company's securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     Sovereign Debt. Investments in Sovereign Debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.

     Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.


     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins seeks to manage the Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

     With respect to Sovereign Debt of Latin American issuers, investors should be aware that certain Latin American countries are among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain Latin American countries.

     Since 1982, certain countries, including Argentina, Brazil and Mexico, have experienced difficulty in servicing these Sovereign Debt obligations on a timely basis. Many such countries have entered into negotiations with foreign creditors to restructure such Sovereign Debt and may enter into such negotiations in the future. Holders of Sovereign Debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. There is no bankruptcy proceeding by which Sovereign Debt on which a sovereign has defaulted may be collected in whole or in part.

     Investors should also be aware that certain Sovereign Debt instruments in which the Fund may invest involve great risk. Sovereign Debt issued by issuers in Latin America or in other emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such Sovereign Debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of certain Sovereign Debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.

     Interest Rate Sensitivity. The value of many of the securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. The average maturity of the Fund's portfolio will vary based upon Mitchell Hutchins' assessment of economic and market conditions. Certain of the securities in which the Fund may invest, such as zero coupon securities and other deeply discounted securities and mortgage- and asset-backed securities, have special yield characteristics.


     Lower Grade Securities. As noted above, the Fund may invest up to 35% of its total assets in securities rated below investment grade. Investment grade securities, in which the Fund normally will invest at least 65% of its total assets, include securities rated BBB or higher by S&P or Baa/baa or higher by Moody's or, if not rated by S&P or Moody's, determined by Mitchell Hutchins to be of comparable quality. Securities rated BBB or Baa, and comparable unrated securities, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case for higher grade fixed income securities. Fixed income securities rated below BBB by S&P or below Baa by Moody's are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposures to adverse conditions. The lower grade securities in which the Fund may invest up to 35% of its total assets may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to principal or interest. See Appendix A for a more complete description of S&P and Moody's ratings.

     Lower grade fixed income securities generally offer a higher current yield than that available from higher grade issues. However, lower grade securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower grade debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and interest repayments as they come due. In addition, the market for lower grade securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower grade fixed income securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yield on lower grade fixed income securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, such higher yields reflected the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that substantial declines will not recur.

     Lower grade fixed income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the market for lower grade fixed income securities generally is thinner and less active than that for higher rated securities, which would limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. The lack of a liquid secondary market for lower grade securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower grade securities, especially in a thinly traded market. It is the view of the staff of the SEC that the market value of lower grade securities is more volatile than that of higher quality securities.

     The risk of loss due to default by the issuer is also significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and may have limited legal recourse in the event of a default.

     Although Mitchell Hutchins seeks to minimize the speculative risks associated with investments in lower grade securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.


     Special Characteristics of Mortgage-Backed Securities and Asset-Backed Securities. The yield characteristics of mortgage-backed securities and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. As a result, if the securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the securities are purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. In general, prepayments are likely to be greater during a period of decreasing interest rates and such prepayments are likely to be reinvested at lower interest rates that the yield of the securities prepaid. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. Certain types of mortgage-backed securities, commonly known as "collateralized mortgage obligations" or "CMOs", may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.



     Market Price of Shares. Shares of closed-end investment companies frequently trade at a discount to net asset value, and the Fund's Shares have historically traded at a discount to net asset value. See "Trading History." Whether investors will realize gains or losses upon the sale of Shares will not depend directly upon changes in the Fund's net asset value, but will depend upon whether the market price for the Shares at the time of sale is above or below the original purchase price for the shares. The market price of the Shares is determined by such factors as relative demand for and supply of such shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond control of the Fund. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. Accordingly, the Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes.


     Non-Diversification. The Fund is "non-diversified," as defined in the 1940 Act. This means that the Fund is not subject to the limitations relating to holdings in the securities of a single issuer to which "diversified" investment companies are subject under the 1940 Act. The Fund may be subject to greater risk with respect to its portfolio securities than an investment company that is "diversified" as defined in the 1940 Act because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the price of the Shares.

                                   MANAGEMENT


     The Fund's board of directors, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the Fund's investment adviser and administrator, makes and implements investment decisions and supervises all aspects of the Fund's operations. Mitchell Hutchins is a Delaware corporation whose principal business address is 1285 Avenue of the Americas, New York, New York 10019 and is a wholly owned subsidiary of PaineWebber, which is in turn a wholly owned subsidiary of PaineWebber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment management and portfolio management services to investment companies, pension funds and other institutions, corporate and individual clients. Mitchell Hutchins is registered with the SEC as a broker-dealer and investment adviser. As of December 31, 1995, Mitchell Hutchins served as the investment adviser or sub-adviser to 34 registered investment companies with 69 separate portfolios and aggregate assets of over $29.1 billion.


     Investment advisory and administrative services are provided to the Fund by Mitchell Hutchins pursuant to an Investment Advisory and Administration Contract dated November 21, 1991 ("Advisory Contract"). Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities; Mitchell Hutchins also supervises all matters relating to the operation of the Fund and obtains for its corporate officers, clerical staff, office space, office equipment and services. As compensation for its services, Mitchell Hutchins receives from the Fund a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 1.00% of the Fund's average weekly net assets. This fee is greater than the advisory and administration fees paid by most funds.


     The Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its Shares, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses, including costs or losses to any litigation. For the fiscal years ended November 30, 1995, November 30, 1994 and November 30, 1993, the Fund's total expenses, stated as a percentage of average net assets, were 1.24%, 1.27% and 1.58%, respectively. Prior to August 15, 1995, BEA Associates had served as the Fund's Latin American debt sub-adviser pursuant to an investment sub-advisory contract which was terminated. For the fiscal year ended November 30, 1995, BEA Associates received $481,638 for services provided under such contract.


     The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins and its affiliates, including PaineWebber. The Fund's board of directors has adopted procedures to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are fair and reasonable. See "Investment Advisory Arrangements" and "Brokerage Allocation and Other Practices" in the SAI.


     Stuart Waugh, a managing director and a portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading, is responsible for the day-to-day management of the Fund's portfolio. He also is a Vice President of the Fund and of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser. Mr. Waugh has been employed by Mitchell Hutchins as a portfolio manager for the last seven years. He is a portfolio manager of Global High Income Dollar Fund Inc., PaineWebber Global Income Fund, PaineWebber Strategic

Income Fund and PaineWebber Series Trust -- Global Income Portfolio with aggregate assets as of December 31, 1995 of approximately $1.6 billion. Other members of Mitchell Hutchins' global investment group provide input on market outlook, interest rate forecasts, investment research and other considerations pertaining to the Fund's investments.



         DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN



     Dividends and Other Distributions. The Fund declares and pays monthly dividends from its interest and dividend income. In addition, the Fund may (but is not required to) distribute with its monthly dividends all or a portion of any realized net gains from foreign currency transactions and net short-term capital gain, if any. The Fund distributes annually to its shareholders substantially all of its realized net capital gain and any undistributed realized net gains from foreign currency transactions and net short-term capital gain. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. If the Fund's dividends exceed its taxable income in any year, all or a portion of its dividends may be treated as a return of capital to shareholders for tax purposes.


     The Fund may change its dividend and other distribution policy in the event its experience indicates, or the board of directors for any other reason determines, that changes are desirable.


     Dividend Reinvestment Plan. Shareholders may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to the shareholders by PNC Bank, National Association ("Transfer Agent"), as dividend disbursing agent. Under the Plan, shareholders not making such election and whose Shares are registered in their own names or in the name of PaineWebber (or its nominee) will receive all such distributions in additional Shares. Shareholders whose Shares are held in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such broker or other nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their Shares are transferred into the name of another broker or nominee.



     The Transfer Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make another distribution, the Transfer Agent, as agent for the participants, receives the cash payment and uses it to buy Shares in the open market, on the NYSE or otherwise, for the participants' accounts. Such Shares may be purchased at prices that may be higher or lower than the Fund's net asset value per Share at the time of purchase. The number of Shares purchased with each distribution will be equal to the result obtained by dividing the amount of the distribution by the average price per Share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. The Fund will not issue any new Shares in connection with the Plan.


     The Transfer Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Transfer Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include the Shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or other distributions. The Transfer Agent's fees for the handling of reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of Shares in connection with the reinvestment of distributions.

     The automatic reinvestment of dividends and other distributions does not relieve participants of any income tax that may be payable on such distributions. See "Taxation."

     All registered shareholders (other than brokers and nominees) are mailed information regarding the Plan, including a form with which they may elect to terminate participation in the Plan and receive future dividends and other distributions in cash. A shareholder who has elected to participate in the Plan may withdraw from the Plan at any time. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan, until such election is changed, will be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election is effective only for distributions declared and having a record date at least ten days after the date on which the election is received by the Transfer Agent.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all Plan participants. All correspondence concerning the Plan should be directed to the Transfer Agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899, Attn: Strategic Global Income Fund, Inc.

                                    TAXATION


     The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.



     Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Shares) generally are taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Shares. A participant in the Plan is treated as having received a distribution in the amount of the cash used to purchase Shares on his behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. An investor should be aware that if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and could receive some portion of the price back as a taxable distribution. Shareholders who are not liable for tax on their income and whose Shares are not debt-financed are not required to pay tax on dividends or other distributions they receive from the Fund.


     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. Under certain circumstances, the notice also will specify the shareholder's share of any foreign taxes paid by the Fund, in which event the shareholder would be required to include in his gross income his pro rata share of those taxes, but might be entitled to claim a credit or deduction for those taxes.

     Upon a sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a shareholder generally will recognize a taxable gain or loss equal to the difference between his adjusted basis for the Shares and the amount realized, which will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be a long-term capital gain or loss if the Shares have been held for more than one year. Notwithstanding this general rule, however, any loss realized on a sale or exchange of Shares (1) will be treated as a long-term, rather than as a short-term, capital loss to the extent of any capital gain distributions received thereon, if the Shares were held for six months or less, and (2) will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as the result of participation in the Plan), in which event the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are therefore urged to consult their tax advisers.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 100 million Shares of common stock, $.001 par value. The Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The Shares outstanding are fully paid and nonassessable. Stockholders are entitled to one vote per Share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any directors. The foregoing description and the description below under "Certain Anti-Takeover Provisions of the Articles of Incorporation" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

     Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of shareholders in each year. If the Fund is converted to an open-end investment company or if for any other reason the Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Fund may decide not to hold annual meetings of shareholders.


     Any additional offerings of the Fund's Shares, if made, will require approval of the Fund's board of directors and will be subject to the requirements of the 1940 Act that Shares may not be sold at a price below then current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing shareholders or with the consent of the holders of at least a majority of the Fund's outstanding voting securities.



     The following chart indicates the Fund's Shares outstanding as of January 17, 1996:



                                                                          AMOUNT OUTSTANDING
                                                                         EXCLUSIVE OF AMOUNT
                                                      AMOUNT HELD BY             HELD
                                                      REGISTRANT OR      BY REGISTRANT OR FOR
                                                         FOR ITS                 ITS
          TITLE OF CLASS         AMOUNT AUTHORIZED       ACCOUNT               ACCOUNT
    --------------------------   -----------------   ----------------   ----------------------
    Common Stock..............      100,000,000             0                 21,407,128


     Share Repurchases and Tender Offers. The Fund is a closed-end investment company designed for long-term investment, and investors should not consider it a trading vehicle. Shares of closed-end investment companies frequently trade at a discount from net asset value, but may trade at a premium. The Fund cannot predict whether its Shares will trade at, below or above net asset value in the future. For information regarding the recent trading history of the Shares, see "Trading History."


     In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the best interest of shareholders, the Fund's board of directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the board may, in consultation with Mitchell Hutchins, from time to time consider action either to repurchase its Shares in the open market or to make a tender offer for its Shares at their net asset value. The board currently intends at least annually to consider making open market repurchases or tender offers, and at such times may consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a RIC, general economic conditions and such other events or conditions that the board believes may have a material effect on the Fund's ability to consummate such transactions. The board may at any time, however, decide that the Fund should not repurchase shares or make a tender offer.


     There is no assurance that repurchases or tender offers will result in the Shares trading at a price that is equal or close to net asset value. The Fund anticipates that the market price of its Shares will vary from net asset value from time to time. The market price of Shares will be determined by, among other things, the relative demand for and supply of such Shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Shares may be the subject of tender offers at net asset value from time to time may reduce the spread that might otherwise exist between the market price of the Shares and net asset value per Share. In Mitchell Hutchins' opinion, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer.

     Although the board of directors believes that Share repurchases and tender offers generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of Shares by the Fund would decrease the Fund's total assets and therefore have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, under current market conditions Mitchell Hutchins anticipates that repurchases and tender offers generally should not have a material adverse effect on the Fund's investment performance and that Mitchell Hutchins generally should not have any material difficulty in disposing of portfolio securities in order to consummate Share repurchases and tender offers; however, this may not always be the case. The Fund may incur debt to finance repurchases and tender offers. Interest on any such borrowings will reduce the Fund's net income.

     Any tender offer made by the Fund will be at a price equal to the net asset value of the Shares on a date subsequent to the Fund's receipt of all tenders. If a tender offer is made, notice will be provided to shareholders describing the tender offer. The notice will contain information, including information regarding the Fund's net asset value per Share, that shareholders should consider in deciding whether or not to tender their Shares and instructions on how to tender Shares. Tender offers will be governed by the conditions described in the SAI.

     Conversion to Open-End Investment Company. The Fund's board of directors will consider from time to time whether it would be in the best interests of the Fund and its shareholders to convert the Fund to an open-end investment company. If the board of directors determines that such a conversion would be in the best interests of the Fund and its shareholders and is consistent with the 1940 Act, the board will submit to the Fund's shareholders, at the next succeeding annual meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding Shares entitled to vote thereon, the Fund will convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to issue and offer for sale Shares of the Fund on a continuous basis, and each such Share could be presented to the Fund at the option of the holder thereof for redemption at a price based on the then current net asset value per Share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, its Shares would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment in order to meet the liquidity requirements of an open-end investment company.

     In considering whether to propose that the Fund convert to an open-end investment company, the board will consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its shareholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objective and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its Shares. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

     Certain Anti-Takeover Provisions of the Articles of Incorporation. The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting: (1) the ability of other entities or persons to acquire control of the Fund; (2) the Fund's freedom to engage in certain transactions; or

(3) the ability of the Fund's directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Shares is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

     (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

     (2) issuance of any securities of the Fund to any person or entity for cash;

     (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

     (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding Shares (a "Principal Shareholder"). Such vote, however, would not be required when, under certain conditions, the board of directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the outstanding shares would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

     The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its Shares could have the effect of depriving shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The board of directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

     The custodian for the Fund's securities and cash is Brown Brothers Harriman & Co. ("Brown Brothers"), whose principal business address is 40 Water Street, Boston, Massachusetts 02109. Brown Brothers employs foreign sub-custodians, approved by the Fund's board of directors, in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PNC

Bank, National Association ("PNC Bank"), whose principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110 serves as transfer agent, dividend disbursing agent and registrar for the Shares pursuant to the Transfer Agent Agreement between the Fund and PNC Bank. PNC Bank has delegated the transfer agency service functions to its subsidiary, PFPC Inc., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                              FURTHER INFORMATION

     Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus and the Fund's Statement of Additional Information constitute a part, on file with the SEC.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

     The Table of Contents for the SAI is as follows:


                                                                              PAGE
                                                                              ---
            Investment Policies and Restrictions.........................       1
            Hedging and Related Income Strategies........................       8
            Directors and Officers.......................................      16
            Control Persons and Principal Holders of Securities..........      22
            Investment Advisory Arrangements.............................      22
            Portfolio Transactions.......................................      24
            Valuation of Shares..........................................      25
            Taxes........................................................      27
            Additional Information.......................................      29
            Financial Statements.........................................      30

                                   APPENDIX A

                                    RATINGS

Description of Moody's Ratings for Corporate and Convertible Bonds, Mortgage-Backed Securities and Asset-Backed Securities

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P RATINGS FOR CORPORATE AND CONVERTIBLE DEBT, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR: "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF SELECTED MOODY'S COMMERCIAL PAPER RATINGS

     PRIME-1. Issuers (or related supporting institutions) assigned this highest rating have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2. Issuers (or related supporting institutions) assigned this rating have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF SELECTED S&P COMMERCIAL PAPER RATINGS

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

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     No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or PaineWebber. This Prospectus does not constitute an offering by the Fund or by PaineWebber in any jurisdiction in which such offering may not lawfully be made.

                            ------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Fund Expenses........................      2
Prospectus Summary...................      3
Financial Highlights.................     10
The Fund.............................     12
The Offering.........................     12
Use of Proceeds......................     12
Trading History......................     12
Investment Objectives and Policies...     13
Other Investment Practices...........     18
Special Considerations and Risk
  Factors............................     22
Management...........................     28
Dividends and Other Distributions;
  Dividend Reinvestment Plan.........     29
Taxation.............................     30
Description of Capital Stock.........     31
Custodian, Transfer and Dividend
  Disbursing Agent and Registrar.....     34
Further Information..................     35
Table of Contents of Statement of
  Additional Information.............     36
Appendix A...........................    A-1



1996 PaineWebber Incorporated


       Recycled
(LOGO) Paper

                                STRATEGIC GLOBAL
                               INCOME FUND, INC.
                                  COMMON STOCK
                            ------------------------
                                   PROSPECTUS
                            ------------------------
                            PAINEWEBBER INCORPORATED
                            ------------------------

                                 APRIL 1, 1996


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                             ---------------------------------------------------
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                             ---------------------------------------------------

                       STRATEGIC GLOBAL INCOME FUND, INC.

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION


     Strategic Global Income Fund, Inc. ("Fund") is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. There is no assurance that the Fund will achieve its investment objectives.


     Shares of the Fund's common stock ("Shares") may be offered from time to time in order to effect over-the-counter ("OTC") secondary market sales by PaineWebber Incorporated ("PaineWebber") in its capacity as a dealer and secondary market-maker. PaineWebber may (but is not obligated) to make such a secondary market.


     Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber, serves as investment adviser and administrator of the Fund. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated April 1, 1996. Capitalized terms not otherwise defined herein have the same meaning as in the Prospectus. A copy of the Prospectus may be obtained by contacting PaineWebber at 1285 Avenue of the Americas, New York, New York 10019, or calling toll free 1-800-852-4750. This Statement of Additional Information is dated April 1, 1996.


                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

     U.S. GOVERNMENT SECURITIES. As discussed in the Prospectus, the U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury. The Fund may invest in mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities include fixed and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' value, however, which is likely to vary inversely with fluctuations in interest rates, and the guarantees do not extend to the yield or value of the Shares.

     CONVERTIBLE SECURITIES. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     The Fund has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

     SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED
SECURITIES. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     The size of the primary issuance market, and active participation in the secondary market by securities dealers and many types of investors, makes government and government-related mortgage pass-through pools highly liquid. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. Asset-backed securities are also subject to the risk of prepayment similar to that described above with respect to mortgage-backed securities.


     ILLIQUID SECURITIES. Illiquid securities may, but do not necessarily, include certain restricted securities. To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act of 1933 ("1933 Act"). Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.


     Restricted securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid.


     The Fund's board of directors has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins will take into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins will monitor the liquidity of restricted securities in the Fund's portfolio and report periodically on such decisions to the board of directors.


     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund enters into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Fund's board of directors. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, upon delivery, its market value may be higher or lower than its costs, and this may increase or decrease the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities, marked to market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver the security may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. The Fund purchases when-issued and delayed delivery securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to the Fund.



     SHORT SALES "AGAINST THE BOX". If shareholders approve the proposed changes to the Fund's fundamental limitations, as discussed below under "Investment Limitations," the Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Fund will segregate with its custodian the securities that could be used to cover the short sale. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. The Fund currently does not intend to have obligations under short sales that at any time during the coming year exceed 5% of the Fund's net assets.



     The Fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund, or when Mitchell Hutchins wants to sell a security that the Fund owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.



     INVESTMENT LIMITATIONS. The Fund has adopted certain investment limitations which, like the Fund's investment objectives, may not be changed without shareholder approval. Under the Fund's current fundamental investment limitations, the Fund may not:


          (1) issue senior securities (including borrowing money from banks and other entities, reverse repurchase agreements and dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

          (2) make an investment in any one industry if the investment would cause the aggregate value of all of the Fund's investments in such industry to exceed 25% of the Fund's total assets, provided that this limitation shall not apply with respect to investments in U.S. government securities;

          (3) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

          (4) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

          (5) make short sales of securities or maintain a short position, except that the Fund may make short sales and maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

          (6) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial and currency futures contracts and options thereon, may purchase and sell forward contracts, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies;

          (8) invest in oil, gas or mineral-related programs or leases; or

          (9) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

     The foregoing investment limitations, as well as the Fund's investment objectives, cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares or (b) 67% or more of the Shares present at a shareholders' meeting if more than 50% of the outstanding Shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the foregoing limitations.


     At the annual meeting of shareholders scheduled for April 11, 1996, shareholders will be asked to approve changes to the Fund's fundamental investment restrictions. If approved, the following investment restrictions will supersede and replace the restrictions enumerated above.



     The Fund will not:



          (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.



          The following interpretation applies to, but is not a part of, this fundamental limitation: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

          (2) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.



          (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures or other debt securities and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.



          (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.



          (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.



          (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, except that the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



     If the foregoing fundamental restrictions are approved by the Fund's shareholders, the Fund would become subject to the non-fundamental investment restrictions listed below. These non-fundamental restrictions would replace certain of the Funds' current fundamental restrictions and would be in addition to the non-fundamental policies and restrictions already described in this Statement of Additional Information.



     The following investment restrictions are not fundamental and may be changed by the Fund's board of directors without shareholder approval.



     The Fund will not:



     - purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



     - engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



     - invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition.

                     HEDGING AND RELATED INCOME STRATEGIES


     GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts, to attempt to hedge the Fund's portfolio. The Fund also may use options to attempt to enhance income. Mitchell Hutchins also may attempt to hedge the Fund's portfolio through the use of bond index futures contracts, interest rate futures contracts and options thereon. The Fund may also use foreign currency futures contracts (collectively, "futures contracts" or "futures") and options on futures contracts in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC").


     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     The Fund may purchase and write (sell) covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when Mitchell Hutchins believes that it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a short straddle when Mitchell Hutchins believes that it is unlikely that interest rates will be as volatile during the term of the options as the option pricing implies.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

     In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities.

     SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

          (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.


          (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options.) If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities, bond indices and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. All or a portion of the assets used as cover for OTC options written by the Fund would be considered illiquid.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Fund's ability to establish the close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.


     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.


     FUTURES. The Fund may purchase and sell interest rate futures contracts, bond index futures contracts and foreign currency futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell

Hutchins wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     The Fund may also write put options on interest rate contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and the Fund will not trade options on futures on any exchange or board of trade unless, in Mitchell Hutchins' opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     GUIDELINE FOR FUTURES AND OPTIONS. To the extent the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange, which are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline will not limit the percentage of the Fund's assets at risk to 5%.

     FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The Fund may use options and futures on foreign currencies, as described above, and foreign currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which Mitchell Hutchins believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

     Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges -- for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.


     As noted above, the Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believes that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of a hedging instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.


     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

     INTEREST RATE PROTECTION TRANSACTIONS. The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period.

     The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund intends to use these transactions as a hedge and not as a speculative investment.


     The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash, U.S. government securities or other liquid, high-grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.


     The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

                             DIRECTORS AND OFFICERS


     The directors and officers of the Fund, their ages, business addresses and principal occupations during the past five years are:



                                  POSITION                    PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS; AGE**        WITH THE FUND                  DURING PAST FIVE YEARS
-------------------------   ---------------------   --------------------------------------------
E. Garrett Bewkes, Jr.;         Director and        Mr. Bewkes is a director of, and consultant
  69*                          Chairman of the        to, Paine Webber Group Inc. ("PW Group")
                             Board of Directors       (holding company of PaineWebber and
                                                      Mitchell Hutchins). Prior to 1988, he was
                                                      chairman of the board, president and chief
                                                      executive officer of American Bakeries
                                                      Company. Mr. Bewkes is also a director of
                                                      Interstate Bakeries Corporation and NaPro
                                                      Bio-Therapeutics, Inc. and a director or
                                                      trustee of 24 other investment companies
                                                      for which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.

                                  POSITION                    PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS; AGE**        WITH THE FUND                  DURING PAST FIVE YEARS
-------------------------   ---------------------   --------------------------------------------
Meyer Feldberg; 53                Director          Mr. Feldberg is Dean and Professor of
Columbia University                                   Management of the Graduate School of
101 Uris Hall                                         Business, Columbia University. Prior to
New York, NY 10027                                    1989, he was president of the Illinois
                                                      Institute of Technology. Dean Feldberg is
                                                      also a director of AMSCO International
                                                      Inc., Federated Department Stores, Inc.,
                                                      and New World Communications Group
                                                      Incorporated and a director or trustee of
                                                      16 other investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.
George W. Gowen; 66               Director          Mr. Gowen is a partner in the law firm of
666 Third Avenue                                      Dunnington, Bartholow & Miller. Prior to
New York, NY 10017                                    May 1994, he was a partner in the law firm
                                                      of Fryer, Ross & Gowen. Mr. Gowen is also
                                                      a director of Columbia Real Estate
                                                      Investments, Inc. and a director or
                                                      trustee of 14 other investment companies
                                                      for which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.
Frederic V. Malek; 59             Director          Mr. Malek is chairman of Thayer Capital
901 15th St. N.W.                                     Partners (investment bank) and a
Suite 300                                             co-chairman and director of CB Commercial
Washington, D.C. 20005                                Group Inc. (real estate). From January
                                                      1992 to November 1992, he was campaign
                                                      manager of Bush-Quayle '92. From 1990 to
                                                      1992 he was vice chairman and, from 1989
                                                      to 1990, he was president of Northwest
                                                      Airlines Inc., NWA Inc. (holding company
                                                      of Northwest Airlines Inc.) and Wings
                                                      Holdings Inc. (holding company of NWA
                                                      Inc.). Prior to 1989, he was employed by
                                                      the Marriott Corporation (hotels,
                                                      restaurants, airline catering and contract
                                                      feeding), where he most recently was an
                                                      executive vice president and president of
                                                      Marriott Hotels and Resorts. Mr. Malek is
                                                      also a director of American Management
                                                      Systems, Inc., Automatic Data Processing,
                                                      Inc., Avis, Inc., FPL Group, Inc., ICF
                                                      International, Manor Care, Inc., National
                                                      Education Corporation and Northwest
                                                      Airlines Inc. and a director or trustee of
                                                      14 other investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.

                                  POSITION                    PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS; AGE**        WITH THE FUND                  DURING PAST FIVE YEARS
-------------------------   ---------------------   --------------------------------------------


Judith Davidson Moyers; 60        Director          Mrs. Moyers is president of Public Affairs
Public Affairs Television                             Television, Inc., an educational
356 W. 58th Street                                    consultant and a home economist. Mrs.
New York, N.Y. 10019                                  Moyers is also a director of Ogden
                                                      Corporation and a director or trustee of
                                                      14 other investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.
Margo N. Alexander; 48            President         Mrs. Alexander is president, chief executive
                                                      officer and a director of Mitchell
                                                      Hutchins (since January 1995). Mrs.
                                                      Alexander is an executive vice president
                                                      and director of PaineWebber. Mrs.
                                                      Alexander is also a director or trustee of
                                                      eight investment companies and president
                                                      of 31 other investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.
Teresa M. Boyle; 37            Vice President       Ms. Boyle is a first vice president and man-
                                                      ager -- advisory administration of
                                                      Mitchell Hutchins. Prior to November 1993,
                                                      she was compliance manager of Hyperion
                                                      Capital Management, Inc., an investment
                                                      advisory firm. Prior to April 1993, Ms.
                                                      Boyle was a vice president and
                                                      manager -- legal administration of
                                                      Mitchell Hutchins. Ms. Boyle is also a
                                                      vice president of 31 other investment
                                                      companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.
Gigi L. Capes; 31            Vice President and     Ms. Capes is a vice president and the tax
                             Assistant Treasurer      manager of the mutual fund finance
                                                      division of Mitchell Hutchins. Prior to
                                                      1992, she was a tax senior consultant with
                                                      KPMG Peat Marwick. Ms. Capes is also a
                                                      vice president and assistant treasurer of
                                                      30 other investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.
Joan L. Cohen; 31            Vice President and     Ms. Cohen is a vice president and attorney
                             Assistant Secretary      of Mitchell Hutchins. Prior to December
                                                      1993, she was an associate at the law firm
                                                      of Seward & Kissel. Ms. Cohen is also a
                                                      vice president and assistant secretary of
                                                      24 other investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.

                                  POSITION                    PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS; AGE**        WITH THE FUND                  DURING PAST FIVE YEARS
-------------------------   ---------------------   --------------------------------------------


C. William Maher; 34         Vice President and     Mr. Maher is a first vice president and a
                             Assistant Treasurer      senior manager of the mutual fund finance
                                                      division of Mitchell Hutchins. Mr. Maher
                                                      is also a vice president and assistant
                                                      treasurer of 31 other investment companies
                                                      for which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.
Dennis McCauley; 48            Vice President       Mr. McCauley is a managing director and
                                                      Chief Investment Officer -- Fixed Income
                                                      of Mitchell Hutchins. Prior to December
                                                      1994, he was Director of Fixed Income
                                                      Investments of IBM Corporation. Mr.
                                                      McCauley is also a vice president of 20
                                                      other investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.
Ann E. Moran; 38             Vice President and     Ms. Moran is a vice president of Mitchell
                             Assistant Treasurer      Hutchins. Ms. Moran is also a vice
                                                      president and assistant treasurer of 31
                                                      other investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.
Dianne E. O'Donnell; 43      Vice President and     Ms. O'Donnell is a senior vice president and
                                  Secretary           deputy general counsel of Mitchell
                                                      Hutchins. Ms. O'Donnell is also a vice
                                                      president and secretary of 31 other
                                                      investment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as
                                                      investment adviser.
Victoria E. Schonfeld; 45      Vice President       Ms. Schonfeld is a managing director and
                                                      general counsel of Mitchell Hutchins. From
                                                      April 1990 to May 1994, she was a partner
                                                      in the law firm of Arnold & Porter. Prior
                                                      to April 1990, she was a partner in the
                                                      law firm of Shereff, Friedman, Hoffman &
                                                      Goodman. Ms. Schonfeld is also a vice
                                                      president of 31 other investment companies
                                                      for which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.

                                  POSITION                    PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS; AGE**        WITH THE FUND                  DURING PAST FIVE YEARS
-------------------------   ---------------------   --------------------------------------------


Paul H. Schubert; 33         Vice President and     Mr. Schubert is a first vice president and a
                             Assistant Treasurer      senior manager of the mutual fund finance
                                                      division of Mitchell Hutchins. From August
                                                      1992 to August 1994, he was a vice
                                                      president at BlackRock Financial
                                                      Management, Inc. Prior to August 1992, he
                                                      was an audit manager with Ernst & Young
                                                      LLP. Mr. Schubert is also a vice president
                                                      and assistant treasurer of 31 other
                                                      investment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as invest-
                                                      ment adviser.
Julian F. Sluyters; 35       Vice President and     Mr. Sluyters is a senior vice president and
                                  Treasurer           the director of the mutual fund finance
                                                      division of Mitchell Hutchins. Prior to
                                                      1991, he was an audit senior manager with
                                                      Ernst & Young LLP. Mr. Sluyters is also a
                                                      vice president and treasurer of 31 other
                                                      investment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as
                                                      investment adviser.
Gregory K. Todd; 39          Vice President and     Mr. Todd is a first vice president and
                             Assistant Secretary      associate general counsel of Mitchell
                                                      Hutchins. Prior to 1993, he was a partner
                                                      in the firm of Shereff, Friedman, Hoffman
                                                      & Goodman. Mr. Todd is also a vice
                                                      president and assistant secretary of 31
                                                      other investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.
Stuart Waugh; 40               Vice President       Mr. Waugh is a managing director and a
                                                      portfolio manager of Mitchell Hutchins
                                                      responsible for global fixed income
                                                      investments and currency trading. Mr.
                                                      Waugh is also a vice president of five
                                                      other investment companies for which
                                                      Mitchell Hutchins serves as investment
                                                      adviser.

                                  POSITION                    PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS; AGE**        WITH THE FUND                  DURING PAST FIVE YEARS
-------------------------   ---------------------   --------------------------------------------
Keith A. Weller; 34          Vice President and     Mr. Weller is a first vice president and
                             Assistant Secretary      associate general counsel of Mitchell
                                                      Hutchins. From September 1987 to May 1995,
                                                      he was an attorney in private practice.
                                                      Mr. Weller is also a vice president and
                                                      assistant secretary of 23 other investment
                                                      companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.


---------------

 * Mr. Bewkes is an "interested person" of the Fund as defined in the 1940 Act by virtue of his position with PW Group, PaineWebber or Mitchell Hutchins.


** Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.


     The Fund pays each director who is not affiliated with or an interested person of Mitchell Hutchins $3,000 annually and $500 per meeting of the board of directors and its committees. The Fund also reimburses directors for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a director or officer. At a meeting of the board of directors held in November, 1995, the directors voted to increase the size of the board to eleven members. An election of all eleven members of the board is scheduled for the April 11, 1996 annual meeting.


                               COMPENSATION TABLE


                                                                                               TOTAL
                                                                                            COMPENSATION
                                                           PENSION OR                         FROM THE
                                                           RETIREMENT        ESTIMATED      FUND AND THE
                                         AGGREGATE          BENEFITS           ANNUAL           FUND
                                        COMPENSATION     ACCRUED AS PART      BENEFITS      COMPLEX PAID
                                          FROM THE        OF THE FUND'S         UPON             TO
      NAME OF PERSON, POSITION             FUND*            EXPENSES         RETIREMENT      DIRECTORS+
------------------------------------    ------------     ---------------     ----------     ------------
E. Garrett Bewkes, Jr.
  Director and chairman of the board
  of directors......................           --                   --              --              --
Meyer Feldberg,
  Director..........................       $6,500                   --              --        $106,375
George W. Gowen,
  Director..........................        6,500                   --              --          99,750
Frederic V. Malek,
  Director..........................        6,500                   --              --          99,750
Judith Davidson Moyers,
  Director..........................        6,500                   --              --          98,500


---------------

* Represents fees paid to each director during the fiscal year ended November 30, 1995.


+ Represents total compensation paid to each director during the calendar year ended December 31, 1995.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of January 17, 1996, Cede & Co. (the nominee for The Depository Trust Company, a securities depository) owned of record 20,793,417 of the Fund's Shares or 97% of the outstanding Shares. To the knowledge of the Fund, no person is the beneficial owner of 5% or more of its Shares.



     As of January 17, 1996, the directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares.


                        INVESTMENT ADVISORY ARRANGEMENTS


     Mitchell Hutchins is the Fund's investment adviser and administrator pursuant to a contract dated November 21, 1991 with the Fund ("Advisory Contract"). Prior to August 15, 1995, BEA Associates had served as the Fund's Latin American debt sub-adviser in accordance with an investment sub-advisory contract dated November 21, 1991. Following the termination of the agreement with BEA Associates, Mitchell Hutchins assumed management of the Latin American debt portion of the Fund.



     In addition to the payments to Mitchell Hutchins under the Advisory Contract described in the Prospectus, the Fund pays certain other costs including (1) brokerage and commission expenses, (2) federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on the Fund (3) interest charges on borrowings, (4) the organizational and offering expenses of the Fund, whether or not advanced by Mitchell Hutchins, (5) fees and expenses of registering the Fund's Shares under the appropriate federal securities laws and of qualifying the Shares under applicable state securities laws, (6) fees and expenses of listing and maintaining the listing of the Fund's Shares on any national securities exchange, (7) expenses of printing and distributing reports to shareholders, (8) costs of proxy solicitation, (9) charges and expenses of the Fund's custodian and registrar, transfer and dividend disbursing agent, (10) compensation of the Fund's officers, directors and employees who do not devote any part of their time to the affairs of Mitchell Hutchins or its affiliates other than the Fund, (11) legal and auditing expenses, (12) the cost of stock certificates representing the Shares and (13) costs of stationery and supplies.


     Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgement or mistake of law or for any loss suffered by the Fund in connection with the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Contract.


     The Advisory Contract is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Advisory Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. The Advisory Contract terminates automatically upon its assignment.



     For the fiscal years ended November 30, 1995, November 30, 1994 and November 30, 1993, the Fund paid or accrued to Mitchell Hutchins $2,781,097, $2,959,574 and $3,073,790, respectively, in investment advisory and administration fees. For the same periods, Mitchell Hutchins paid BEA Associates $481,638, $739,893 and $768,448, respectively.

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber, PaineWebber/Kidder, Peabody and Mitchell Hutchins/Kidder, Peabody mutual funds (collectively, "PW Funds") and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance, and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PW Funds and other Mitchell Hutchins advisory clients.



                             PORTFOLIO TRANSACTIONS



     Subject to policies established by the board of directors, Mitchell Hutchins is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The government and corporate debt securities in which the Fund invests generally are traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. With respect to portfolio securities traded on the OTC market, the Fund will engage primarily in transactions with dealers unless a better price or execution could be obtained by using a broker. Prices paid to dealers generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results.


     The Fund anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions which are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.


     Consistent with the Fund's interests and subject to the review of the board of directors, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities from or to dealers, or through brokers, who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to such brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.



     Research services furnished by dealers or brokers with or through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.



     Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.



     The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or any of its affiliates, including PaineWebber. The Fund's board of directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or any of its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any affiliate thereof which is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.



     Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in the light of differing considerations for the various accounts. The same investment decision, however, may occasionally be made for the Fund and one or more of the other accounts. In that case, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such accounts. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.



     The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to the procedures adopted by the Fund's board of directors in conformity with Rule 10f-3 under the 1940 Act. Among other things, these procedures will require that the commission or spread paid in connection with such a purchase be reasonable and fair; that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering; and that Mitchell Hutchins or its affiliates not participate in or benefit from the sale to the Fund.

     For the fiscal years ended November 30, 1995, 1994 and 1993, the Fund paid no brokerage commissions and also did not direct any brokerage commissions to brokers chosen because they provide research and analysis.


                              VALUATION OF SHARES


     The net asset value of the Shares is determined weekly as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern time) on the last day of the week on which the NYSE is open for trading. The net asset value of the Shares also is determined monthly as of the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per Share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of Shares outstanding at such time.


     When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions will be valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options and futures positions or any other securities and assets of the Fund are not readily available, they are valued at fair value as determined in good faith by or under the direction of the board of directors. When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the board of directors or its delegate determines that this does not represent fair value.

     Securities and other instruments that are listed on U.S. and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by Mitchell Hutchins under the direction of the board of directors as the primary market. Securities traded in the OTC market and listed on the Nasdaq are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC securities and instruments are valued at the last available bid price prior to the time of valuation. Securities and other assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the board of directors.


     All securities and other assets quoted in foreign currencies and forward currency contracts are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the board of directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                                     TAXES


     General. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation");
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.



     A portion of the dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. The Fund does not expect a significant part of its dividends to qualify for this deduction.


     The Fund will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent it does not distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending November 30 of that year, plus certain other amounts.

     Capital losses realized on the disposition of securities can be used only to offset realized capital gains and cannot be used to reduce the Fund's ordinary income. Thus, if the Fund realized a net capital loss in any year, the amount the Fund would be required to distribute for that year to satisfy the Distribution Requirement and avoid imposition of the Excise Tax would not be decreased. The Fund would be able to carry over a net capital loss for eight years and would be able to utilize the loss in any of those years only when, and to the extent, that it realized net capital gains.


     The Fund may acquire zero coupon securities issued with original issue discount. As a holder of such securities, the Fund would have to include in its gross income each taxable year the portion of the original issue discount that accrues on the securities for the year, even if it receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward currency contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.



     Foreign Taxes. Interest and dividends on foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable Fund shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund for that year. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders, and each shareholder would be required to
(1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the Fund makes the election, it will report to its shareholders shortly after the end of each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. Potential investors should note, however, that the Fund expects that it normally will not satisfy the 50%-of-assets test and that, as a result, it normally will be unable to make the election, with the consequence that foreign and U.S. possessions taxes imposed on the Fund would not be deductible or creditable by its shareholders.


     Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from the disposition of foreign currencies, and income from transactions in options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures and forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

                             ADDITIONAL INFORMATION


     SHARE REPURCHASES AND TENDER OFFERS. As discussed in the Prospectus, the Fund's board of directors may tender for its shares to reduce or eliminate the discount to net asset value at which the Fund's Shares might trade. Even if a tender offer has been made, it will be the board's announced policy, which may be changed by the board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if (1) such transactions, if consummated, would (a) result in the delisting of the Fund's Shares from the NYSE (the NYSE having advised the Fund that it would consider de-listing if the aggregate market value of the outstanding Shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of roundlot holders falls below 1,200), or (b) impair the Fund's status as a RIC under the Internal Revenue Code (which would eliminate the Fund's eligibility to deduct distributions paid to its shareholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of shareholders on those distributions); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment policies and objectives in order to repurchase its Shares; or (3) there is, in the board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other events or conditions that would have a material adverse effect on the Fund or its shareholders if Shares were repurchased. The board of directors may modify these conditions in light of experience.

     Any tender offer made by the Fund will be at a price equal to the net asset value of the Shares on a date subsequent to the Fund's receipt of all tenders. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Fund's board of directors, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to him for federal income tax purposes under section 318 of the Internal Revenue Code). The Fund will purchase all Shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund's transfer agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge will be paid directly by the tendering shareholder and will not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. The Fund expects the cost of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender will be charged against capital.

     Tendered Shares that have been accepted and purchased by the Fund will be held in the treasury until retired by the board. If treasury Shares are retired, common stock issued and outstanding and capital in excess of par will be reduced. If tendered Shares are not retired, the Fund may hold, sell or otherwise dispose of the Shares for any lawful corporate purpose as determined by the board of directors.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors.


     LEGAL MATTERS. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W. Washington, D.C. 20036-1800, counsel to the Fund, has passed on the legality of the shares offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.


                              FINANCIAL STATEMENTS


     The Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

---------------------------------------------------
                             ---------------------------------------------------
---------------------------------------------------
                             ---------------------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PAINEWEBBER. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Investment Policies and
  Restrictions.......................      1
Hedging and Related Income
  Strategies.........................      8
Directors and Officers...............     16
Control Persons and Principal Holders
  of Securities......................     22
Investment Advisory Arrangements.....     22
Portfolio Transactions...............     23
Valuation of Shares..................     25
Taxes................................     26
Additional Information...............     28
Financial Statements.................     29



1996 PaineWebber Incorporated

(LOGO)Recycled
      Paper

                                STRATEGIC GLOBAL
                               INCOME FUND, INC.
                                  COMMON STOCK
                            ------------------------
                            STATEMENT OF ADDITIONAL
                                  INFORMATION
                            ------------------------
                            PAINEWEBBER INCORPORATED
                            ------------------------

                                 APRIL 1, 1996


---------------------------------------------------
                             ---------------------------------------------------
---------------------------------------------------
                             ---------------------------------------------------

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         1.      Financial Statements:

                 Included in Part A of the Registration Statement:

                 a.       Financial Highlights

                 Included in Part B of the Registration Statement through incorporation by reference from the Annual Report to the Shareholders, previously filed with the Securities and Exchange Commission through EDGAR on January 31, 1996 [File No. 33-60306] [Accession No. 0000950130-96-000315]:

                 a.       Report of Ernst & Young LLP, Independent Auditors

                 b.       Portfolio of Investments as of November 30, 1995

                 c.       Statement of Assets and Liabilities as of November 30,
                          1995

                 d.       Statement of Operations for the year ended November
                          30, 1995

                 e.       Statement of Changes in Net Assets

                 f.       Notes to Financial Statements

                 g.       Quarterly Results of Operations (unaudited)

                 h.       Financial Highlights

         2.      Exhibits:

                 a.       Articles of Incorporation(1)
                 b.       (i)     Bylaws(2)
                          (ii)    Amendment to Bylaws(3)

                 c.       None
                 d.       Inapplicable


----------
(1) Incorporated herein by reference to exhibit 1 to the Registration Statement on Form N-2 filed November 22, 1991 (File No. 33-44152).

(2) Incorporated herein by reference to exhibit 2 to the Registration Statement on Form N-2 filed November 22, 1991 (File No. 33-44152).

(3) Incorporated herein by reference to exhibit b(ii) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed January 27, 1995 (File No. 33-60306).

                 e.       Dividend Reinvestment Plan(4)
                 f.       None
                 g.       Investment Advisory and Administration Contract(5)
                 h.       None(6)
                 i.       None
                 j.       Custodian Agreement(7)
                 k.       Transfer Agency Agreement(8)
                 l.       Opinion and Consent of Counsel(9)
                 m.       None
                 n.       Consent of the Independent Auditors (filed herewith)
                 o.       None
                 p.       Letter of Investment Intent(10)
                 q.       None
                 r.       Financial Data Schedule (filed herewith)

ITEM 25.  MARKETING ARRANGEMENTS

         Inapplicable.


----------

(4) Incorporated herein by reference to exhibit 9(c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed January 24, 1992 (File No. 33-44152).

(5) Incorporated herein by reference to exhibit 6(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed January 24, 1992 (File No. 33-44152).

(6) The shares offered by the Prospectus will be offered in order to effect over-the-counter secondary market transactions by PaineWebber in its capacity as a dealer and secondary market maker and not pursuant to any agreement with the Fund. Shares were originally issued in a public offering pursuant to an Underwriting Agreement and certain related documents, included as exhibits 7(a), (b) and (c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed January 24, 1992 (File No. 33-44152).

(7) Incorporated herein by reference to exhibit 9(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed January 24, 1992 (File No. 33-44152).

(8) Incorporated herein by reference to exhibit 9(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed January 24, 1992 (File No. 33-44152).

(9) Incorporated herein by reference to exhibit l to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 filed June 7, 1993 (File No. 33-60306).

(10) Incorporated herein by reference to exhibit 14 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed January 24, 1992 (File No. 33-44152).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not applicable to current Post-Effective Amendment; for expenses incurred in connection with this Registration Statement; see Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2, SEC File No. 33-44152, filed January 24, 1992.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                                                                  NUMBER OF RECORD
                                                                    HOLDERS AS OF
         TITLE OF CLASS                                           JANUARY 29, 1996
         --------------                                           ----------------
                                                                        1,036
         Common Stock, par value
         $0.001 per share

ITEM 29.  INDEMNIFICATION

         Incorporated by reference to Item 3 of Part II to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed January 24, 1992 (File No. 33-44152).

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         See "Management of the Fund" in the Prospectus.

         Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is wholly owned by PaineWebber, which in turn is wholly owned by Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to executive officers and directors of Mitchell Hutchins is included in its Form ADV filed with the SEC (Registration number 801-13219) and is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are maintained at the office of the Registrant at 1285 Avenue of the Americas, New York, New York 10019, at the office of its custodian, Brown Brothers Harriman & Co. ("Brown Brothers") at 40 Water Street, Boston, Massachusetts 02109, and at the office of the Trust's transfer agent, PNC Bank, National Association, c/o PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

ITEM 32.  MANAGEMENT SERVICES

         None.

ITEM 33.  UNDERTAKINGS

         The Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933:

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                 (2) That for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497 under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

                 (3) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                 (5) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 31 day of January, 1996.

                                STRATEGIC GLOBAL INCOME FUND, INC.

                                By:  /s/ GREGORY K. TODD
                                     ----------------------------------------
                                       Gregory K. Todd
                                       Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                 Signature                                   Title                                      Date
                 ---------                                   -----                                      ----
 /s/ E. Garrett Bewkes
 ---------------------------------          Director, Chairman of the Board of                      Jan. 31, 1996
     E.  Garrett Bewkes, Jr.*               Directors

 /s/ Meyer Feldberg                         Director                                                Jan. 31, 1996
 ---------------------------------
     Meyer Feldberg**

 /s/ George W. Gowen                        Director                                                Jan. 31, 1996
 ---------------------------------
     George W. Gowen**

 /s/ Frederic V. Malek                      Director                                                Jan. 31, 1996
 ---------------------------------
     Frederic V. Malek**

 /s/ Judith Davidson Moyers                 Director                                                Jan. 31, 1996
 ---------------------------------
     Judith Davidson Moyers**

 /S/ Julian F. Sluyters                     Vice President and Treasurer                            Jan. 31, 1996
 ---------------------------------          (Principal Financial and
     Julian F. Sluyters                     Accounting Officer)


* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated January 3, 1994, and incorporated by reference from Post Effective Amendment No. 20 to the Registration Statement of PaineWebber Master Series, Inc., SEC File No. 33-2524, filed February 28, 1994.

** Signatures affixed by Elinor W. Gammon pursuant to powers of attorney dated March 29, 1993, and incorporated by reference from the Initial Registration Statement of Strategic Global Income Fund, Inc., SEC File No. 33-60306, filed March 30, 1993.

                       STRATEGIC GLOBAL INCOME FUND, INC.

                                  EXHIBIT INDEX

                              DOCUMENT DESCRIPTION
                              --------------------
  EXHIBIT
  -------
    a.            Articles of Incorporation incorporated herein by reference to exhibit 1 to the Registration Statement on Form N-2 filed November
                  22, 1991 (File No. 33-44152)

    b.      (i)   Bylaws incorporated herein by reference to exhibit 2 to the
                  Registration Statement on Form N-2 filed November 22, 1991 (File No.
                  33-44152)

            (ii)  Amendment to Bylaws incorporated herein by reference to exhibit
                  b(ii) to the Registration Statement on Form N-2 filed January 27,
                  1995 (File No. 33-44152)

    c.            None

    d.            Inapplicable

    e.            Dividend Reinvestment Plan incorporated herein by reference to exhibit 9(c) to Pre-Effective Amendment No. 2 to the Registration
                  Statement on Form N-2 filed January 24, 1992 (File No. 33-44152)

    f.            None

    g.            Investment Advisory and Administration Contract incorporated herein by reference to exhibit 6(a) to Pre-Effective Amendment No. 2 to the
                  Registration Statement on Form N-2 filed January 24, 1992 (File No.
                  33-44152)

    h.            None

    i.            None

    j.            Custodian Agreement incorporated herein by reference to exhibit 9(a)
                  to Pre-Effective Amendment No. 2 to the Registration Statement on
                  Form N-2 filed January 24, 1992 (File No. 33-44152)

    k.            Transfer Agency Agreement incorporated herein by reference to exhibit 9(b) to Pre-Effective Amendment No. 2 to the Registration
                  Statement on Form N-2 filed January 24, 1992 (File No. 33-44152)

    l.            Opinion and consent of counsel previously filed as exhibit l to Pre-
                  Effective Amendment No. 1 to the Registration Statement on Form N-2
                  filed June 7, 1993 (File No. 33-60306)

    m.            None

    n.            Consent of Ernst & Young LLP, Independent Auditors (filed herewith)
    o.            None

    p.            Letter of Investment Intent incorporated herein by reference to exhibit 14 to Pre-Effective Amendment No. 2 to the Registration
                  Statement on Form N-2 filed January 24, 1992 (File No. 33-44152)

    q.            None

    r.            Financial Data Schedule (filed herewith)